UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 13, 2012

SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10382	20-5715943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

(636) 939-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2012, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Synergetics USA, Inc. (the “Company”), the Company’s stockholders approved Amendment No. 2 (“Amendment No. 2”) to the Amended and Restated Synergetics USA, Inc. 2005 Non-Employee Directors’ Stock Option Plan (the “Plan”). Amendment No. 2 increased the number of shares of Common Stock authorized for issuance under the Plan from 400,000 to 700,000.  Otherwise, the terms of the Plan remain unchanged.

The foregoing summary of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, a copy of which was filed as Appendix A to the Company’s proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on November 14, 2012, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Company’s Annual Meeting held on December 13, 2012.

(a)           Robert H. Dick was elected as a Class C director to serve a two-year term ending in 2014, and each of Juanita H. Hinshaw and Patricia S. Williams was elected as a Class A director to serve a three-year term ending in 2015, as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Dick	11,993,758	1,672,049	8,298,053
Juanita H. Hinshaw	10,595,922	3,069,885	8,298,053
Patricia S. Williams	12,535,272	1,130,535	8,298,053

(b)           Amendment No. 2 to the Plan was approved, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,026,596	3,528,965	110,246	8,298,053

(c)           The Company’s executive officer compensation was approved by the following non-binding advisory vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,070,574	2,371,447	223,786	8,298,053

(d)           Holding an advisory vote on executive compensation every year was approved by the following non-binding advisory vote:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non- Votes
8,934,037	1,255,776	3,435,410	40,583	8,298,054

Until the next required vote on the frequency of stockholder advisory votes on the compensation of the Company’s executive officers, the Company intends to hold an advisory vote on executive compensation annually.

(e)           The appointment of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified by the following shareholder vote:

Votes For	Votes Against	Abstain
19,865,216	865,284	1,233,360

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2012

SYNERGETICS USA, INC. (Registrant)

	By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer

 3